EXHIBIT 10.4

                             AMENDMENT NO. 2 TO THE
                 SCHOLASTIC CORPORATION 1995 STOCK OPTION PLAN




     WHEREAS, Scholastic Corporation (the "Company") maintains the Scholastic Corporation 1995 Stock Incentive Plan (the "Plan");

     WHEREAS, pursuant to Section 6 of the Plan, the Board of Directors of the Company (the "Board") reserved the right to amend the Plan from time to time; and

     WHEREAS, the Board desires to amend the Plan.

     NOW, THEREFORE, effective as of July 18, 2001, the Plan is amended as follows:

     1. Paragraph (h) of Section 8 of the Plan is amended by adding the following sentence at the end thereof:


          "Notwithstanding any provision herein to the contrary, the Committee may determine at the time of grant or thereafter that a Non-Qualified Option that is otherwise not transferable pursuant to this Section 8(h) is transferable to a Family Member, as defined herein, in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Option that is transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the Option agreement. For purposes of this Section 8(h), a "Family Member" means, except to the extent otherwise provided for in Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or as otherwise defined in Form S-8 under the Securities Act."


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